UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2023

HOOKER FURNISHINGS CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-25349	54-0251350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

440 East Commonwealth Boulevard

Martinsville, Virginia 24112

(Address of Principal Executive Offices) (Zip Code)

(276) 632-2133

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	HOFT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On April 19, 2023, Hooker Furnishings Corporation (the “Company”) held a teleconference and live internet webcast to discuss the Company’s results of operations for its fiscal 2023 fourth quarter and full year. With this Current Report, the Company is furnishing a transcript of the conference call. A link to an audio recording of the conference call is provided on the Investor Relations page of the Company's website at: https://investors.hookerfurnishings.com/events. The information contained on this website is not included as a part of, or incorporated by reference into, this Current Report.

The attached transcript is incorporated herein solely for purposes of this Item 2.02 disclosure. The information furnished pursuant to this Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

The accompanying conference call transcript contains certain forward-looking statements, which are subject to change. A number of risks or uncertainties could cause actual results to differ materially from historical or anticipated results or from the results or effects contemplated by the forward-looking statements. Generally, the words “anticipates,” “believes,” “expects,” “plans,” “may,” “will,” “should,” “seeks,” “estimates,” “project,” “predict,” “potential,” “continue,” “intends,” and other similar words identify forward-looking statements. The Company cautions readers not to place undue reliance on forward-looking statements. The actual results may differ materially from those described in any forward-looking statements. The Company believes that these risks include, but are not limited to, the risks described in Part 1, “Item 1A. Risk Factors” of the Company's Annual Report on Form 10-K for the fiscal year ended January 29, 2023 and risks otherwise described from time to time in the Company's reports as filed with the Securities and Exchange Commission. The Company intends its forward-looking statements to speak only as of the time of such statements, and disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law.

Item 9.01. Financial Statements and Exhibits.

99.1        Transcript of Hooker Furnishings Corporation Conference Call dated April 19, 2023

104         Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOOKER FURNISHINGS CORPORATION

Date: April 24, 2023	By:	/s/ Paul A. Huckfeldt
Paul A. Huckfeldt
Chief Financial Officer and Senior Vice-President – Finance and Accounting